Exhibit 99.1
 May 2017  MERGER TRANSACTION OVERVIEW

 This presentation is for informational purposes only. It does not constitute an offer to sell, or a solicitation of an offer to purchase, securities of MVC Capital, Inc. (MVC), Equus Total Return, Inc. (Equus), or U.S. Gas & Electric, Inc. (USG&E), or the solicitation of a proxy with respect to, or a recommendation to vote, the shares of MVC, Equus or USG&E on any matter. This presentation contains certain factual information provided by the management of Equus and USG&E and by others. While MVC has no reason to believe that this information is not accurate, MVC does not make any representations with respect to this information. The presentation also contains certain projections and forecasts, which are inherently subject to risks and uncertainties, and which are based on various assumptions that are not necessarily set forth in the presentation. Statements with respect to valuation are for illustrative purposes only, and are not intended as a prediction of actual future values.Certain statements made herein including, but not limited to, projections of future trends, results and performance of any of MVC, Equus, or USG&E, or the markets in which they operate, constitute “forward-looking statements” within the meaning of applicable U.S. federal securities laws. The forward-looking statements contained in this presentation include statements about: the anticipated timing and benefits of the USG&E/Equus transaction; the ability to close and consummate the transaction, including the ability to obtain regulatory, stock exchange or other approvals and the anticipated tax treatment of the transaction; the expected effects on MVC, Equus and USG&E of the transaction, including the future performance of the combined company and its impact on MVC; the price or trading volume of Equus’s common stock, which can fluctuate and is subject to volatility risk; MVC’s, Equus’s and USG&E’s anticipated financial results; the ability of Equus, USG&E and the combined company to pay any dividends in the future to stockholders, which is uncertain; Equus's ability to successfully monetize its existing portfolio investments; and also include all other statements in this communication that are not historical facts. Readers should not place undue reliance on these forward looking statements.This presentation speaks only as of its date, and MVC assumes no obligation to update the presentation to reflect changes in circumstances, the terms of the transaction or otherwise. The information contained in this presentation is not complete. Readers should consider the information contained in this presentation in conjunction with the information contained in the Preliminary Information Statement on Schedule 14C filed publicly by Equus with the Securities and Exchange Commission on May 4, 2017, including, in particular, under the heading “Risk Factors”. The Preliminary Information Statement is subject to change, and readers should review the final Information Statement when it becomes available. Readers should also consider relevant information contained in other publicly available filings made by MVC and Equus with the SEC.  Safe Harbor Statement

Summary of Stock Purchase and Merger Transaction

- On April 24, 2017, Equus Total Return, Inc. (“Equus”) signed a definitive agreement to acquire U.S. Gas & Electric, Inc. (“USG&E”) in exchange for Equus common shares and convertible preferred shares
  - Completion of transaction cements transformation of Equus into an operating company, instead of a closed-end fund
  - Acquisition of 90.3% of outstanding USG&E stock followed by a short-form merger to acquire remaining USG&E share interests intended to qualify as a tax-free reorganization

- Transaction represents the final step in Equus’ stated goal to pursue a merger or consolidation with MVC Capital, Inc. (“MVC”) or one of MVC’s portfolio companies

- Following the closing of the first stage of the acquisition (the “Initial Closing”), Equus will pursue selling its existing portfolio investments to focus solely on USG&E’s commercial and residential energy marketing business, changing its name to USG&E, Inc.

- Initial Closing is expected to be completed between Q2 2017 and Q3 2017

- Final merger closing is subject to effectiveness of a registration statement

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Key Terms of Stock Purchase and Merger Agreement

Merger Transaction Structure	▪ Acquisition of 90.3% of outstanding USG&E stock ▪ Short-form merger to acquire remaining 9.7% ▪ Intended to be tax-free to USG&E shareholders
Merger Consideration to USG&E Shareholders	▪ 32.6 million shares of Equus common stock and $40 million of Equus mandatory convertible preferred stock
Total Value of Merger Consideration	▪ Based on the deemed transaction stock price of $3.28 per share of Equus common stock, the transaction has an implied: – USG&E Enterprise value of $167.5 million, including debt and excluding estimated cash at closing – Equity value of $150.5 million, including the fair value of the mandatory convertible preferred stock at the deemed transaction stock price of $3.28
Total Value of Merger Consideration to MVC	▪ Based on the deemed transaction price of $3.28 per share of Equus common stock and MVC's 76.4% ownership in USG&E, its share of the equity value is $115.1 million, compared to the estimated fair value for MVC's equity investment in USG&E of $89.4 million, as of 1/31/17
Terms of Convertible Preferred Stock	▪ 5 year mandatory convertible preferred (December 2022) ▪ 7.5% dividend per annum, payable quarterly ▪ Convertible to common stock at any time ▪ Conversion prices ranging from $3.28 - $4.10 per share
Reverse Stock Split	▪ Equus board and majority of stockholders have approved 1-for-3 reverse split of Equus common shares to satisfy NYSE minimum share trading price threshold, to occur following the Initial Closing
Expected Timeline to Merger Transaction Closing	▪ Initial Closing is expected to be completed between Q2 2017 and Q3 2017 ▪ Final merger closing is subject to effectiveness of a registration statement

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Overview of Equus

Company Description

Headquartered in Houston, Texas, and founded in 1991, Equus is currently an internally-managed BDC that has received authorization to cease operation as a BDC and be an operating company. Equus had provided long-term equity capital to fund growth, acquisitions and recapitalizations of small and middle-market companies. As of December 31, 2016, the reported fair value of Equus's portfolio was approximately $30 million, excluding temporary cash investments, and total net assets were approximately $43 million, or $3.37 per share.

Management

Name	Title	Age
John A. Hardy	Chief Executive Officer	65
L'Sheryl D. Hudson	Chief Financial Officer	52
Kenneth I. Denos	Secretary and Chief Compliance Officer	49

Board of Directors

Name	Title	Age
Robert L. Knauss	Chairman	86
John A. Hardy	Director	65
Fraser Atkinson	Director	59
Richard F. Bergner	Director	86
Kenneth I. Denos	Director	49
Bertrand des Pallieres	Director	50
Henry W. Hankinson	Director	75

Key Market & Financial Data [1]

($ in millions, except per share amounts)

Share Price (05/05/17):	$2.78
Market Capitalization (05/05/17):	$37.6
Dividend Yield:	- %
NAV per Share (As Reported):	$3.37
Share Price/NAV (As Reported):	0.82x
Total Cash (Excluding Temporary Cash Investments):	$12.0
Total Investments in Portfolio Securities:	$29.7
Total Assets:	$73.1
Total Net Assets:	$42.7

Cash and Investment Portfolio [2]



Biogenic Reagents 4.8%
5th Element Tracking 2.3%
Equus Media Development Company 0.5%
MVC Capital 9.7%
Equus Energy 15.0%
PalletOne 38.9%
Cash 28.7%

(1) As of December 31, 2016, except as otherwise noted.
(2) Excludes temporary cash investments.
Sources: SEC filings, SNL Financial.

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Equus' Current Portfolio of Investments

($ in millions)

Portfolio Company Name	Industry	Date of Initial Investment	Investment	Cost of Investment	Fair Value	% of Portfolio at Fair Value
Equus Energy, LLC	Energy	Dec. 2011	Member interest (100%)	$7,050	$6,250	21.1%
Equus Energy, LLC is a wholly-owned subsidiary of Equus created to make investments in companies in the energy sector, with particular emphasis on income-producing oil & gas properties.						
Equus Media Development Company, LLC	Media	Jan. 2007	Member interest (100%)	3,000	213	0.7%
Equus Media Development Company, LLC ("EMDC") is a wholly-owned subsidiary of Equus formed by the Fund in January 2007 for the purpose of purchasing creative material to be used for commercial exploitation in a variety of media platforms.						
PalletOne, Inc.	Shipping products and services	Oct. 2001	350,000 shares of common stock (18.7%)	350	16,200	54.6%
PalletOne, Inc. ("PalletOne") is considered the largest wooden pallet manufacturer in the United States, operating 17 facilities and 3 wood treating facilities in eleven states.						
MVC Capital, Inc.	Financial services	May 2014	468,608 shares of common stock (1.7%)	6,011	4,021	13.6%
MVC is a business development company traded on the NYSE that provides long-term debt and equity investment capital to fund growth, acquisitions and recapitalizations of companies in a variety of industries.						
5th Element Tracking, LLC	Business products and services	Jan. 2015	14% promissory note due 3/17	965	965	3.3%
5th Element Tracking, LLC ("5th Element") is a technology holding company located just outside of Boston, MA. 5th Element holds a controlling interest in various technology companies, including Spectrum Management, LLC, a Dallas-based technology company that specializes in recovering stolen property.						
Biogenic Reagents, LLC	Industrial products	Jan. 2016	16% promissory note due 6/16	2,013	2,013	6.8%
Biogenic Reagents, LLC, is a Minnesota-based developer and producer of high value carbon and water filtration products from renewable biomass such as wood chips.						
Total:				**$19,389**	**$29,661**	**100.0%**

Note: Fair value as of December 31, 2016.
Source: SEC filings.

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 Residential 53%  Commercial 47%  Overview of USG&E  USG&E is a privately-owned, leading retail energy marketer that sells electricity and natural gas in deregulated utility markets to residential and small commercial customersPrior to the transaction, USG&E was owned by MVC Capital (76.4%) and other outside shareholders (23.6%)As of January 31, 2017, USG&E served over 375,000 residential customer equivalents (‘‘RCEs’’) in 62 utility markets across the District of Columbia and the following 11 states: Connecticut, Illinois, Indiana, Kentucky, Maryland, Massachusetts, Michigan, New Jersey, New York, Ohio and PennsylvaniaNationally, USG&E operates under the brand “U.S. Gas & Electric” and operates in various states under local brands, such as “New Jersey Gas & Electric” and “Pennsylvania Gas & Electric”  Markets Served  (1) As of January 31, 2017.

USG&E Business Strengths

Leader in Development of Deregulated Energy Markets	▪ USG&E is a leading retail energy company with one of the strongest national and local brands in the industry and has taken active leadership roles in the development of the deregulated retail energy markets since the commencement of its current operations in 2003
High Profitability	▪ USG&E has been consistently able to achieve high unit gross margins, low customer acquisition costs and low attrition, which collectively results in high profitability
Attractive Geographic, Customer, Product, and Commodity Diversification	▪ USG&E operates in 62 natural gas and electric utility markets across 11 states and Washington DC, offering both fixed and variable-rate products, serving over 375,000 RCEs, as of January 31, 2017
Sales-Driven Culture	▪ USG&E has cultivated a sales-driven culture that incentivizes its internal and external sales force to maximize customer acquisitions ▪ Team of approximately 25 internal telemarketing sales representatives as well as third-party marketing vendors
Proprietary Demand Forecasting System Leads to Purchasing Advantages	▪ Proprietary bottoms-up electricity forecasting model that utilizes historical consumption patterns to forecast future electricity demand at the customer level adjusted for season, location and weather – Currently achieving an accuracy rate of approximately 95%
High-Quality Customer Service	▪ USG&E provides exceptional customer service that it believes differentiates USG&E from local utilities and other competitors ▪ J.D. Power awarded highest rankings to two companies under the USG&E umbrella in its 2016 Retail Electric Provider Residential Customer Satisfaction Study. New Jersey Gas & Electric ("NJG&E") and Maryland Gas & Electric ("MDG&E") were both awarded.
Experienced Management Team	▪ USG&E's senior management team has significant industry and retail consumer business knowledge, with an average of over 24 years of relevant experience in retail energy sales, marketing, finance, operations, information technology and supply ▪ USG&E's executive team has been together since 2008, has a proven track record in the industry and grew the company organically and through acquisitions through multiple economic cycles

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 Net Revenues  Gross Profit / Margin  Adjusted EBITDA  Key USG&E Financial Metrics  ($ in millions)  Note:* Proforma for polar vortex adjustment.Source: Equus SEC Filings.

   MVC Capital  Better positions MVC stake for future monetization event  Fulfills commitment to reorganize Equus  Can benefit employees to be part of larger, potentially stronger, and more competitive company; access to broader range of career opportunities  Increased visibility into USG&E’s performance for MVC shareholders  Ownership of a leading retail energy company  Flexibility to deliver greatest value to all individual shareholders  Public market valuation of largest investment  Provides Equus with opportunity to simplify business – single industry focus  Opportunity to operate as a public company with full access to capital markets; opportunities for growth and acquisitions  Accelerate evolution toward yielding strategy – receiving yielding assets as consideration  Platform from which to achieve organic and inorganic growth  Can benefit customers to be serviced by a larger company with potentially deeper financial strength  Merits of Transaction for Individual Stakeholders

       Pre-Acquisition  Non-MVC Equus shareholders will own 15.6% of the combined company on a fully-diluted basis. Non-MVC USG&E shareholders will own 18.1% of the combined company on a fully-diluted basis    Post-Acquisition  Company Structure – Equus  Equus management currently owns 5.5% of Equus on a fully-diluted basis

 Addendum

 Summary Financials – USG&E    For and as of the Year Ended December 31,          2016    2015    2014     (in thousands, except percent data)       Statement of Operations Data:        Net sales:        Electricity   $ 190,624    $ 189,832    $ 242,303   Gas   64,759    66,643    105,551   Other   12    47    -   Total net sales   255,395    256,522    347,854           Operating costs and expenses:        Retail electricity   138,750    139,226    220,123   Retail gas   40,960    49,578    87,479   Other operating costs   76    12    35   Unrealized (gain) loss on derivatives   (10,167)   508    11,645   Depreciation, amortization, and depletion   2,861    2,871    3,070   Selling, general and administrative   44,733    39,046    39,591   Total operating costs and expenses   217,213    231,241    361,943   Operating income (loss)   38,182    25,281    (14,089)          Other expense:        Settlement and other losses   (7,730)   (974)   (4,872)  Interest & financing expense, net of interest income   (3,692)   (3,620)   (2,946)  Transaction expenses   (1,012)   (55)   (994)  Total other expense   (12,434)   (4,649)   (8,812)  Income before taxes   25,748    20,632    (22,901)  Income tax expense (benefit)   11,504    9,338    (8,478)  Net income (loss)   14,244    11,294    (14,423)  Loss attributable to noncontrolling interest   82    39    32   Net income (loss) attributable to USG&E   $ 14,326    $ 11,333    $ (14,390)          Balance Sheet Data:        Cash and cash equivalents   $ 5,602    $ 15,975     Working capital (deficit)   $ 5,090    $ 374     Total assets   $ 104,814    $ 107,967     Net derivative asset (liability)   $ 300    $ (9,998)    Subordinated debt, stockholder   $ 10,832    $ 10,700     Total liabilities   $ 76,889    $ 78,682     Total owner's equity   $ 27,925    $ 29,285     Source: Equus SEC Filings.

Additional Financial Information – USG&E

	Year Ended December 31,		
	2016	2015	2014
		(in thousands)	
Reconciliation of Net Income (Loss) to Adjusted EBITDA:			
Net income (loss)	$ 14,244	$ 11,293	$ (14,423)
Interest and financing expense, net of interest income	3,692	3,620	2,946
Income tax expense (benefit)	11,504	9,338	(8,478)
Depreciation, amortization and depletion	2,861	2,871	3,070
EBITDA	32,301	27,122	(16,885)
Other EBITDA adjustments:			
Unrealized (gain) loss on derivatives	(10,167)	508	11,645
Settlement and other losses	7,798	974	3,380
Information systems implementation expenses	1,390	42	33
Transaction expenses	1,012	55	994
MVC management and debt service fees	958	700	700
Polar vortex related expenses	816	1,136	2,372
Impact of polar vortex (1)	-	-	24,152
Consolidation of position compensation and legal expenses	722	1,189	2,533
Share based and deferred compensation	637	616	(109)
Loss from shutdown of subsidiary	-	-	1,492
Adjusted EBITDA	$ 35,467	$ 32,342	$ 30,307

(1) Management used historical costs, refunds, increased commodity prices and volumes to estimate the proforma impact of the polar vortex on its operations.
Source: Equus SEC Filings.

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Additional Financial Information – Pro Forma Combined    Year Ended     December 31, 2016     (in thousands)   Unaudited Pro Forma Condensed Combined    Statement of Operations Data:    Net sales   $ 256,078   Operating costs and expenses   220,954   Operating income   35,124   Other expense   3,603   Income before taxes   31,521   Income tax expense (benefit)   11,526   Net income (loss)   19,995   Income attributable to noncontrolling interests, net   (1,300)  Net income attributable to controlling interest   $ 18,695         As of     December 31, 2016     (in thousands)   Unaudited Pro Forma Combined Balance Sheet Data:    Cash and cash equivalents   $ 18,366   Working capital (deficit)   $ (671)  Total assets   $ 148,224   Net derivative asset (liability)   $ 300   Subordinated debt, stockholder   $ 10,832   Total liabilities   $ 95,182   Total owner's equity   $ 53,042   Source: Equus SEC Filings.

 Crius Energy (TSE:KWH.UN)  Spark Energy (NASDAQ:SPKE)  Just Energy (TSX:JE)  Comparable Peer Analysis for Energy Marketers  Market data as of 5/5/2017.Source: Capital IQ.

   Risks  Past performance of MVC, USG&E and Equus is not indicative of any future results or performance.MVC is subject to certain significant risks relating to its shares, business and investment objectives, including, for example, the volatility of its common stock price, the illiquidity of its investments in portfolio companies, and its shares currently trading at a discount to their net asset value. There can be no assurance that MVC, USG&E and Equus or any other MVC portfolio company will achieve its investment objective or favorable financial results/performance. For a detailed description of the risk factors impacting MVC, please read the Risk Factors section of our recent SEC filings. Please see the Schedule 14C filed by Equus on May 4, 2017 for detailed risks associated with the transaction and USG&E.

 For additional information, please contact: Jackie Rothchild Jeffrey Goldberger / Allison SossMVC Capital KCSA Strategic Communications914.510.9400 212.896.1249 / 212.896.1267jackie@ttga.com jgoldberger@kcsa.com / asoss@kcsa.com